SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): August 14, 2002
                               (August 14, 2002)

                              --------------------


                            ENTERPRISE BANCORP, INC.
               (exact name of registrant as specified in charter)

Massachusetts                       0-21021              04-3308902
(State or Other Jurisdiction        (Commission          (IRS Employer
of Incorporation)                   File Number)         Identification No.)

222 Merrimack Street                                    01852
Lowell, Massachusetts                                   (Zip Code)
(address of principal office)

                                 (508) 459-9000
              (Registrant's telephone number, including area code)





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits

         99.1 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


Item 9.  Regulation FD Disclosure.

         In connection with the filing of the Company's Quarterly
         Report on Form 10-Q for the period ended on June 30, 2002, the Company filed as correspondence the certification included herewith as Exhibit 99.1.













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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENTERPRISE BANCORP, INC.



Date:  August 14, 2002                 By:  /s/ John P. Clancy, Jr.
                                            -----------------------
                                               John P. Clancy, Jr.
                                               Treasurer
                                               (Principal Financial Officer)


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